SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2017

Drone Guarder, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55766	39-2079422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

86-90 Paul Street London, England	EC2A 4NE
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 415-835-9463

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [X]

CAUTIONARY NOTE REGARDING FORWARD-LOOKINGSTATEMENTS

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance, including statements regarding our expectations, hopes, intentions or strategies regarding the future. You should not place undue reliance on forward-looking statements. All forward-looking statements included in this Current Report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements. Some of the factors that could cause results to differ materially from those in the forward-looking statements are set forth in the “Risk Factors” incorporated by reference in this Current Report below.

The forward-looking statements included herein are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners and competitors and legislative, judicial and other governmental authorities and officials. Assumptions related to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Any of such assumptions could be inaccurate.

Section 5 - Corporate Governance and Management

Section 5.06 -Change in Shell Company Status.

Based on the current operations of Drone Guarder, Inc. (the “Company”), the Company ceased being a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. The current operations of the Company are described in this Current Report on Form 8-K.

In the past few months, the Company has taken active steps to further its business plan, including the following:

  We have been working and developing our AI software drone imaging technology for our two products DG Rescue and DG Intruder. We have written 5,000 lines of code and have patent pending on the AI code. We have been developing our website and functionality and building our Apps for google and apple stores, with our google app going live imminently. For all of this work, we have spent in excess of $70,000

  In November of this year, our officer and director, Adam Taylor, went to China to discuss our development and manufacturing of our products with Swellpro, a water proof leading edge drone manufacturer. We agreed to jointly develop our products in a partnership with them, as our AI software will integrate into their operating system very smoothly as they programmed their technology in C++. This business trip cost $15,000.

  We have raised $200k this year in a loan note and are in the process of raising $500k which will go towards the ongoing development and completion of the products, we have to pay Swellpro $200k imminently for the next stage of the development and manufacturing program. Additionally, we have to upgrade our website and integrate the ecommerce services for online sales of our products this will cost $50,000. We will also be upgrading our apps over the next few months which will cost $30,000

  We anticipate to be launching and selling our DG Rescue product in March/April of 2018. We believe this will start to generate revenue. In June of 2018 we plan to launch and start selling our DG Intruder product. Everything on the sales and distribution side is set up for us to hit the ground running with the sales, regarding after sales care we will using Swellpros’ established service, which we will be paying $50,000 a year for.

As such, the Company’s financial statements provide evidence that its operations are no longer nominal. The Company is no longer a shell company.

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Form 10 Information

BUSINESS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and quarterly report on Form 10-Q filed with the SEC on December 20, 2017 and is incorporated herein by reference.

RISK FACTORS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and is incorporated herein by reference.

FINANCIAL INFORMATION

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and quarterly report on Form 10-Q filed with the SEC on December 20, 2017 and is incorporated herein by reference.

PROPERTIES

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of December 20, 2017, by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 132,900,000 shares of common stock issued and outstanding on December 20, 2017. Except as otherwise indicated, the address of each person named in this table is c/o Drone Guarder, Inc., 86-90 Paul Street London, EC2A 4NE.

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Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Executive Officers & Directors:
Common	Adam Taylor	0 shares	-
Total of All Directors and Executive Officers:		0 shares	-
More Than 5% Beneficial Owners:
Common	Gimwork Project LP 78 Montgomery St. Suite 6 Scotland Edinburg EH7 5JA UK	31,800,000	24%
Common	Jose Del La Cruz 64 Rue Vielle Du Temple Paris 75004 France	10,000,000	8%
Common	Krono Partners Limited One Kingdom St. Paddington Central London W2 6BD UK	21,000,000	16%

DIRECTORS AND EXECUTIVE OFFICERS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and is incorporated herein by reference.

EXECUTIVE COMPENSATION

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and is incorporated herein by reference.

LEGAL PROCEEDINGS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and quarterly report on Form 10-Q filed with the SEC on December 20, 2017 and is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and quarterly report on Form 10-Q filed with the SEC on December 20, 2017 and is incorporated herein by reference.

DESCRIPTION OF SECURITIES

The information required to be provided herein is set forth in “Description of Securities” and other portions of the Prospectus in the Form S-1/A filed with the SEC on August 12, 2013, and in Form 8-Ks filed with the SEC on August 29, 2014, September 9, 2014 and March 24, 2017.

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INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information required to be provided herein is set forth in “Description of Securities” and other portions of the Prospectus in the Form S-1/A filed with the SEC on August 12, 2013.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and quarterly report on Form 10-Q filed with the SEC on December 20, 2017 and is incorporated herein by reference.

Changes in and disagreements with accountants on accounting and financial disclosure

The information required to be provided herein is set forth in “Items 4.01 and 9.01” in the Form 8-K filed with the SEC on April 11, 2016, and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

Financial Statements

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 25, 2017 and quarterly report on Form 10-Q filed with the SEC on December 20, 2017 and is incorporated herein by reference.

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description	Incorporation by Reference
3.1	Articles of Incorporation	Form S-1 filed with the SEC on April 25, 2013
3.2	Bylaws	Form S-1 filed with the SEC on April 25, 2013
3.3	Certificate of Amendment	Form 8-K filed with the SEC on August 29, 2014
3.4	Certificate of Change	Form 8-K filed with the SEC on September 9, 2014
3.5	Certificate of Amendment	Form 8-K filed with the SEC on March 24, 2017
10.1	Securities Purchase Agreement	Form 8-K filed with the SEC on October 30, 2017
10.2	Executive Employment Agreement	Form 8-K filed with the SEC on May 3, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Drone Guarder, Inc.

/s/ Adam Taylor

Adam Taylor

Chief Executive Officer

Date: December 21, 2017

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